Exhibit 10.23
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM
THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE
THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
[***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NUMBER FIVE TO GOOGLE SERVICES AGREEMENT

This Amendment to the Google Services Agreement (“Amendment”), effective as of the date signed by Google (“Amendment Effective Date”), is between IAC Inc. (formerly IAC/InterActiveCorp) and IAC Search & Media Europe Limited (“Company”) and Google LLC and Google Ireland Limited (“Google”) and amends the existing Google Services Agreement between Company and Google with an effective date of April 1, 2016 (as amended) (the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1.Amendments.
1.1.IAC Search & Media Europe Limited is removed from the definition of “Company” in the first paragraph on page 3 of the Agreement and that entity is no longer a party to the Agreement.
1.2.Google Ireland Limited is removed from the definition of “Google” in the first paragraph on page 3 of the Agreement and that entity is no longer a party to the Agreement.
1.3.The following sentence is removed from the first paragraph on page 3:
"In the event that Services are provided to a Company entity that is organized in: (i) the Americas, then Google Inc. is the entity that provides and IAC/InterActiveCorp (or its designated Affiliate) is the entity that receives such Services; and (ii) Europe, the Middle East, Africa, Asia or Oceania, then Google Ireland Limited is the entity that provides and IAC Search & Media Europe Limited (or its designated Affiliate) is the entity that receives such Services; and “Google” and “Company” as used in this Agreement will be construed accordingly.”
1.4.The definition of “TERM” on the cover page of the Agreement is replaced with the following:
TERM: Starting on April 1, 2016 (“Effective Date”) and continuing through March 31, 2026 (inclusive). The Term will automatically renew for an additional one-year period, until March 31, 2027, unless either party gives notice of non-renewal (email to suffice) to the other party on or before December 31, 2025.”
1.5.[***].

1.6.The following are added as new definitions in Section 1 (Definitions) of the Agreement:
“Product-Integrated Features” mean the features that are listed and described in the AdSense for Search Product-Integrated Feature Policies and which are approved by Google in writing.
“AdSense for Search Product-Integrated Feature Policies” means the policy and implementation guidelines applicable to Product-Integrated Features provided by Google to Company from time to time, including those located at the following URL: https://support.google.com/adsense/answer/14638581 (or a different URL Google may provide Company from time to time).
1.7.The definition of “Search Query” in Section 1 (Definitions) of the Agreement is amended and replaced with the following:

“Search Query” means [***] a Product-Integrated Feature.
        [***] Product-Integrated Features[***]

1.8.[***]:
Company will ensure that the Services are implemented and maintained in accordance with:
[***]
the AdSense for Search Product-Integrated Feature Policies (if applicable);
[***]
1.9.[***]:
If there is any conflict between Section 2.2(g) or Section 2.2(h) of this Agreement and the EU user consent policy set out in the Google Program Guidelines, the EU user consent policy will apply in relation to End Users in the European Economic Area, Switzerland, and the United Kingdom.
1.10.[***]:
[***] Product-Integrated Features.
(a)Company may implement [***] Product-Integrated Features approved by Google in writing, [***] the AdSense for Search Product-Integrated Feature Policies, [***] Product-Integrated Feature, [***] Product-Integrated Feature[***]Product-Integrated Feature [***]Product-Integrated Feature [***]Product-Integrated Feature [***].
As of the Effective Date, Google acknowledges that the following constitute [***] Product-Integrated
Feature types [***] Product-Integrated Features): [***] Product-Integrated Feature Policies made available to Company.

[***]
1.11.[***]
[***] Product- Integrated Feature [***].
1.12.[***]:
[***] (Alternative Search Queries and Product-Integrated Features);
1.13.[***]:
[***] the AdSense for Search Product-Integrated Feature Policies, [***]

1.14.[***]:
[***] Notwithstanding anything to the contrary in this [***]Product-Integrated Feature type [***] Product-Integrated Feature, [***]Product-Integrated Feature type [***] Product Integrated Feature [***].
1.15.[***]:
[***] AdSense for Search Product- Integration Feature Policies (if applicable[***].

1.16.[***]:
[***]

AdSense for Search Product-Integration Feature Policies (if applicable).
1.17.[***]:
[***] AdSense for Search Product-Integrated Feature Policies [***] AdSense for Search Product-Integrated Feature Policies [***].
1.18.[***]:
[***] The recipient may also disclose Confidential Information when required by law after giving reasonable notice to the discloser, if permitted by law. This [***] does not affect the parties’ rights under [***] (Raising Issues with Public Authorities).
1.19.[***]:
Raising Issues with Public Authorities. Nothing in this Agreement prevents any party from raising issues of non-compliance with the law with any relevant public authority. To the extent this Section conflicts with any other part of this Agreement, this Section will govern.

1.20.Exhibit A is replaced with the Exhibit A attached to this Amendment.
1.21.[***] Exhibit B is replaced with the Exhibit B attached to this Amendment.
1.22.[***]:
[***] AdSense for Search Product- Integration Feature Policies (if applicable);
1.23.[***] Exhibit C of the Agreement is replaced with the following:
[***] Product-Integrated Feature [***];
1.24.[***] Exhibit C of the Agreement is replaced with the following:
[***] AdSense for Search Product-Integration Feature Policies (if applicable);
1.25.Attachment 1 to Exhibit C is hereby replaced with the Attachment 1 to Exhibit C attached to this Amendment.
2.General. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.
[Remainder of page intentionally left blank; Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized. For avoidance of doubt, the person(s) who sign for the Company represent(s) and warrant(s) that they are duly authorized to bind the Company Site Affiliates to the terms of this Amendment.

Google LLC    IAC Inc.

/s/ Authorized Signatory         /s/ Authorized Signatory

Google Ireland Limited    IAC Search & Media Europe Limited

/s/ Authorized Signatory         /s/ Authorized Signatory

Exhibit A
[***]

Exhibit B
[***]

Attachment 1 to Exhibit C

[***]